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                                   EXHIBIT 4.1

Indenture between the Company and State Street Bank And Trust Company of California N.A., a national banking association, dated March 1, 2000 (Incorporated herein by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed March 14, 2000, and accompanied by its table of contents and the following cross-reference table).

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                                TABLE OF CONTENTS


                                                                                                     PAGE
                                                                                                     ----
ARTICLE I. DEFINITIONS; TRUST INDENTURE ACT............................................................1
   Section 1.01. Definitions...........................................................................1
   Section 1.02. Other Definitions.....................................................................5
   Section 1.03. Incorporation by Reference of Trust Indenture Act.....................................6
   Section 1.04. Rules of Construction.................................................................6
ARTICLE II. THE NOTES..................................................................................7
   Section 2.01. Form and Dating.......................................................................7
   Section 2.02. Execution and Authentication..........................................................8
   Section 2.03. Registrar and Paying Agent............................................................9
   Section 2.04. Paying Agent to Hold Money in Trust...................................................9
   Section 2.05. Holder Lists.........................................................................10
   Section 2.06. Transfer and Exchange................................................................10
   Section 2.07. Replacement Notes....................................................................14
   Section 2.08. Outstanding Notes....................................................................15
   Section 2.09. Treasury Notes.......................................................................15
   Section 2.10. Temporary Notes; Global Notes........................................................15
   Section 2.11. Cancellation.........................................................................16
   Section 2.12. Defaulted Interest...................................................................16
ARTICLE III. REDEMPTION...............................................................................17
   Section 3.01. Notices to Trustee...................................................................17
   Section 3.02. Selection of Notes to Be Redeemed....................................................17
   Section 3.03. Notice of Redemption.................................................................17
   Section 3.04. Effect of Notice of Redemption.......................................................18
   Section 3.05. Deposit of Redemption Price..........................................................18
   Section 3.06. Notes Redeemed in Part...............................................................18
   Section 3.07. Optional Redemption..................................................................18
   Section 3.08. Mandatory Redemption.................................................................18
   Section 3.09. Purchase Offer.......................................................................19
ARTICLE IV. COVENANTS.................................................................................20
   Section 4.01. Payment of Notes.....................................................................20
   Section 4.02. Reports..............................................................................21
   Section 4.03. Compliance Certificate...............................................................21
   Section 4.04. Stay, Extension and Usury Laws.......................................................22
   Section 4.05. Corporate Existence..................................................................22
   Section 4.06. Taxes................................................................................22
   Section 4.07. Change of Control....................................................................22
   Section 4.08. Limitation on Status As Investment Company...........................................22
ARTICLE V. CONVERSION.................................................................................23
   Section 5.01. Conversion Privilege.................................................................23
   Section 5.02. Conversion Procedure.................................................................23
   Section 5.03. Fractional Shares....................................................................24
   Section 5.04. Taxes on Conversion..................................................................24
   Section 5.05. Company to Provide Stock.............................................................24
   Section 5.06. Adjustment of Conversion Price.......................................................25
   Section 5.07. No Adjustment........................................................................27
   Section 5.08. Other Adjustments....................................................................28
   Section 5.09. Adjustments for Tax Purposes.........................................................28
   Section 5.10. Notice of Adjustment.................................................................28
   Section 5.11. Notice of Certain Transactions.......................................................28
   Section 5.12. Effect of Reclassifications, Consolidations, Mergers or Sales on Conversion
                 Privilege............................................................................29
   Section 5.13. Trustee's Disclaimer.................................................................29



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

ARTICLE VI. SUBORDINATION.............................................................................30
   Section 6.01. Agreement to Subordinate and Ranking.................................................30
   Section 6.02. No Payment on Notes if Senior Debt in Default........................................30
   Section 6.03. Distribution on Acceleration of Notes; Dissolution and Reorganization;
                 Subrogation of Notes.................................................................31
   Section 6.04. Reliance by Senior Debt on Subordination Provisions..................................34
   Section 6.05. No Waiver of Subordination Provisions................................................34
   Section 6.06. Trustee's Relation to Senior Debt....................................................34
   Section 6.07. Other Provisions Subject Hereto......................................................35
ARTICLE VII. SUCCESSORS...............................................................................35
   Section 7.01. Limitation on Merger, Sale or consolidation..........................................35
   Section 7.02. Successor Corporation Substituted....................................................36
ARTICLE VIII. DEFAULTS AND REMEDIES...................................................................36
   Section 8.01. Events of Default....................................................................36
   Section 8.02. Acceleration.........................................................................38
   Section 8.03. Other Remedies.......................................................................38
   Section 8.04. Waiver of Past Defaults..............................................................39
   Section 8.05. Control by majority..................................................................39
   Section 8.06. Limitation on Suits..................................................................39
   Section 8.07. Rights of Holders to Receive Payment.................................................39
   Section 8.08. Collection Suit by Trustee...........................................................39
   Section 8.09. Trustee May File Proofs of Claim.....................................................40
   Section 8.10. Priorities...........................................................................40
   Section 8.11. Undertaking for Costs................................................................40
ARTICLE IX. TRUSTEE...................................................................................40
   Section 9.01. Duties of Trustee....................................................................40
   Section 9.02. Rights of Trustee....................................................................41
   Section 9.03. Individual Rights of Trustee.........................................................42
   Section 9.04. Trustee's Disclaimer.................................................................42
   Section 9.05. Notice of Defaults...................................................................42
   Section 9.06. Reports by Trustee to Holders........................................................42
   Section 9.07. Compensation and Indemnity...........................................................42
   Section 9.08. Replacement of Trustee...............................................................43
   Section 9.09. Successor Trustee by Merger, Etc.....................................................44
   Section 9.10. Eligibility; Disqualification........................................................44
   Section 9.11. Preferential Collection of Claims Against Company....................................44
ARTICLE X. DISCHARGE OF INDENTURE.....................................................................44
   Section 10.01. Termination of Company's Obligations................................................44
   Section 10.02. Repayment to Company................................................................44
ARTICLE XI. AMENDMENTS, SUPPLEMENTS AND WAIVERS.......................................................45
   Section 11.01. Without Consent of Holders..........................................................45
   Section 11.02. With Consent of Holders.............................................................45
   Section 11.03. Compliance with Trust Indenture Act.................................................46
   Section 11.04. Revocation and Effect of Consents...................................................46
   Section 11.05. Notation on or Exchange of Notes....................................................47
   Section 11.06. Trustee Protected...................................................................47
ARTICLE XII. MISCELLANEOUS............................................................................47
   Section 12.01. Trust Indenture Act Controls........................................................47
   Section 12.02. Notices.............................................................................47
   Section 12.03. Communication by Holders with Other Holders.........................................48
   Section 12.04. Certificate and Opinion as to Conditions Precedent..................................48
   Section 12.05. Statements Required in Certificate or Opinion.......................................48
   Section 12.06. Rules by Trustee and Agents.........................................................48
   Section 12.07. Legal Holidays......................................................................48
   Section 12.08. No Recourse Against Others..........................................................49
   Section 12.09. Counterparts and Facsimile Signatures...............................................49
   Section 12.10. Variable Provisions.................................................................49

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

   Section 12.11. Governing Law, submission to jurisdiction...........................................49
   Section 12.12. No Adverse Interpretation of Other Agreements.......................................50
   Section 12.13. Successors..........................................................................50
   Section 12.14. Severability........................................................................50
   Section 12.15. Table of Contents, Headings, Etc....................................................50


                        Certain Sections of the Indenture
                     relating to Sections 310 through 318 of
                          the Trust Indenture Act 1989:

         -------------------------------------- -----------------------
         TIA Indenture Section                  Section
         -------------------------------------- -----------------------
         -------------------------------------- -----------------------
         310(a)(1)                              9.10
         -------------------------------------- -----------------------
            (a)(2)                              9.10, 12.10
         -------------------------------------- -----------------------
            (a)(3)                              N/A
         -------------------------------------- -----------------------
            (a)(4)                              N/A
         -------------------------------------- -----------------------
            (a)(5)                              9.10
         -------------------------------------- -----------------------
            (b)                                 9.10
         -------------------------------------- -----------------------
            (c)                                 N/A
         -------------------------------------- -----------------------
         311(a)                                 9.11
         -------------------------------------- -----------------------
            (b)                                 9.11
         -------------------------------------- -----------------------
            (c)                                 N/A
         -------------------------------------- -----------------------
         312(a)                                 2.05, 12.03
         -------------------------------------- -----------------------
            (b)                                 12.03
         -------------------------------------- -----------------------
            (c)                                 12.03
         -------------------------------------- -----------------------
         313(a)                                 9.06
         -------------------------------------- -----------------------
            (b)(1)                              N/A
         -------------------------------------- -----------------------
            (b)(2)                              9.06
         -------------------------------------- -----------------------
            (c)                                 9.06
         -------------------------------------- -----------------------
            (d)                                 9.06
         -------------------------------------- -----------------------
         314(a)                                 4.02
         -------------------------------------- -----------------------
            (b)                                 N/A
         -------------------------------------- -----------------------
            (c)(1)                              4.03
         -------------------------------------- -----------------------
            (c)(2)                              4.03
         -------------------------------------- -----------------------
            (c)(3)                              N/A
         -------------------------------------- -----------------------
            (d)                                 N/A
         -------------------------------------- -----------------------
            (e)                                 4.03
         -------------------------------------- -----------------------
            (f)                                 N/A
         -------------------------------------- -----------------------
         315(a)                                 9.01, 9.02
         -------------------------------------- -----------------------
            (b)                                 9.05
         -------------------------------------- -----------------------
            (c)                                 9.01(a)
         -------------------------------------- -----------------------
            (d)                                 9.01, 9.02
         -------------------------------------- -----------------------
            (e)                                 8.11
         -------------------------------------- -----------------------
         3.16(a)(last sentence)                 1.01, 9.01
         -------------------------------------- -----------------------
             (a)(1)(A)                          8.05
         -------------------------------------- -----------------------
             (a)(1)(B)                          8.04
         -------------------------------------- -----------------------
             (a)(2)                             N/A
         -------------------------------------- -----------------------
             (b)                                4.08
         -------------------------------------- -----------------------
             (c)                                2.05
         -------------------------------------- -----------------------
         317(a)(1)                              8.08
         -------------------------------------- -----------------------
            (a)(2)                              8.09
         -------------------------------------- -----------------------
            (b)                                 8.03
         -------------------------------------- -----------------------
         318(a)                                 1.13
         -------------------------------------- -----------------------

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N/A means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemed as part of the Indenture